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                                                                  Exhibit 10.1

                                                                  Execution Copy



                                AMENDMENT NO. 1

                                      TO

                             BRIDGE LOAN AGREEMENT

                                  Dated as of

                                August 2, 1999

                                     Among


                            CREDITRUST SPV99-2, LLC
                                  as Borrower


                          CRDT SPV99-2 CAPITAL, INC.
                                 as Guarantor


                            CREDITRUST CORPORATION,
                              as Parent Guarantor


                           THE LENDERS named therein


                                      and


                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                            as Administrative Agent

                          Dated as of April 11, 2000

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                    AMENDMENT NO. 1 TO BRIDGE LOAN AGREEMENT
                    ----------------------------------------

     This Amendment No. 1 to Bridge Loan Agreement, dated as of April 11, 2000 and effective as of March 1, 2000 (this "Amendment") is executed by and among Creditrust SPV99-2, LLC, as borrower (the "Borrower"), CRDT SPV99-2 Capital, Inc., as guarantor (the "Guarantor"), Creditrust Corporation, as parent guarantor (the "Parent Guarantor"), the lenders named therein (the "Lenders"), and Norwest Bank Minnesota, National Association, as administrative agent (in such capacity, the "Agent").

                                    RECITALS

     WHEREAS, the parties hereto have executed and delivered a Bridge Loan Agreement dated as of August 2, 1999, by and among the Borrower, the Guarantor, the Parent Guarantor, the Lenders and the Agent (the "Existing Agreement"); and

     WHEREAS, the parties desire to agree to certain changes in the Existing Agreement as set forth herein; and

     WHEREAS, the parties hereto have obtained the unanimous consent (the "Consent") of the Lenders to make these changes;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and the Lenders to the extent provided herein:


                                   ARTICLE I
                            DEFINITIONS; AMENDMENTS

     SECTION 1.1. Definitions. Any capitalized term used herein but not defined herein shall have the meaning ascribed to it in the Existing Agreement.

     SECTION 1.2.  Amendments to Definitions.

          (a) The definition of "Available Funds Payment Date" in the Existing Agreement is hereby amended to delete the reference to "15th" in the third lien thereof and substitute therefor a reference to "12th."

          (b) The definition of "Conversion Date" in the Existing Agreement is hereby amended to delete the reference to "May 2, 2000" and substitute therefor a reference to "March 1, 2000."

          (c) The definition of "Conversion Default" in the Existing Agreement is amended to delete the clause
               "(iii) the Conversion Fee shall not have been paid" and substitute


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               therefor the following:

                    "(iii) payment of the Conversion Fee shall not have been provided for in the Amended
                    Servicing Agreement."

          (d)  The definition of "Conversion Fee" in the Existing
               Agreement is hereby amended in its entirety to read as follows:

               "Conversion Fee" means the conversion fee payable for the benefit of the Lenders on the Conversion
               Date equal to $2,787,063 and payable to the Lenders as provided in Section 4.04 of the Amended
               Servicing Agreement.

          (e) A definition of "Excluded Proceeds" is added to read in its entirety as follows:

               "Excluded Proceeds" means (i) Net Cash Proceeds of Indebtedness or equity securities of the Parent Guarantor in a maximum amount of $20,000,000 (measured on a cumulative basis from the Conversion Date) used for its working capital purposes and not to purchase accounts receivable and identified by the Borrower and the Parent Guarantor in one or more officers' certificates delivered to the Administrative Agent; and (ii) Capital Lease Obligations of the Parent Guarantor in the maximum amount of $5,000,000 during each calendar year. Excluded Proceeds shall be over and above the Revolving Facility.

          (f)  The definition of "Maturity Date" in the Existing
               Agreement is hereby amended to delete the reference to "May 2, 2000' and substitute therefor a reference to "March 1, 2000."

          (g) The definition of "Revolving Facility" is amended to read in its entirety as follows:

               "Revolving Facility" means any revolving credit or similar facility reflected on the Parent Guarantor's balance sheet for the fiscal quarter ending immediately prior to the date of this Agreement, as such facility may from time to time be amended; provided, that in no event shall the aggregate principal amount of Indebtedness thereunder exceed $20.0 million at any time outstanding.

          (h) The definition of "Servicing Agreement" is amended to read in its entirety as Follows:

               "Servicing Agreement" means the Amended and Restated Servicing Agreement, dated as of March 1,
               2000, among the

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               Borrower, the Parent Guarantor and Norwest Bank
               Minnesota, National Association, pursuant to which the Parent Guarantor will service the Consumer Receivables owned by the Borrower in accordance with Section 4.25.


     SECTION 1.3.  Amendments to Sections 2 and 4.

          (a) Section 2.2 is amended to delete the reference to "the fourth anniversary of the original Maturity Date" on the seventh line thereof and the reference to "such fourth anniversary date" on the eighth line thereof and substitute therefor a reference to "September 30, 2002."

          (b) Section 2.5(a) is amended to add the following at the end of the first sentence thereof: ";
               provided, however, that no such prepayment shall be required pursuant to this Section 2.5(a) from Excluded Proceeds."

          (c) Section 2.9(e) is deleted in its entirety and the following provision is added:

     (e) Allocation. Any money paid to, received by, or collected by the Administrative Agent or any Lender pursuant to this Agreement or any other Loan Document, shall be applied in the manner set forth in Section 4.04(b) of the Servicing Agreement.

          (d) Section 4.20 is amended to delete the proviso at the end thereof and to capitalize the word
               "Dispose" on the second line thereof.



     SECTION 1.4.  Additional Borrower Covenants.

          (a)  A new Section 4.32 is added to read in its entirety as follows:


          4.32. Changes to Borrower's LLC Operating Agreement or Servicing Agreement; Borrower's Separate Legal Existence. Neither the Borrower nor the Parent Guarantor shall permit or suffer to be made any amendment to the Limited Liability Company Operating Agreement of the Borrower or the Servicing Agreement without the approval of the Majority Lenders. Borrower shall take, or cause to be taken, all steps required to maintain the Borrower's status as a separate legal entity.

          (b)  A new section 4.33 is added to read in its entirety as follows:

          4.33. Access Rights. Borrower shall cause Parent Guarantor to provide Lenders reasonable access to the Parent Guarantor's financial advisors who are assisting on capital raising and merger and acquisition activities, subject to the confidentiality requirements of Section 11.18 hereof.

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     SECTION 1.5. Amendment to Miscellaneous Provisions.

          (a) Section 11.18 is deleted in its entirety and the following provision is added:

          11.18 Confidentiality. Each of the Administrative Agent and the Lenders agrees to keep confidential all non-public information provided to it by the Parent Guarantor, any of its Subsidiaries, or any of its financial advisers pursuant to this Agreement that is designated by the Parent Guarantor or the financial adviser as confidential; provided that nothing herein shall prevent the Administrative Agent or any Lender from disclosing any such information (a) to the Administrative Agent, any other Lender or any affiliate of any thereof, (b) to any Transferee or prospective Transferee that agrees to comply with the provisions of this
     Section 11.18, (c) to any of its employees, directors, agents, attorneys, accountants and other professional advisors, (d) upon the request or demand of any Governmental Authority having jurisdiction over it, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) that has been publicly disclosed other than in breach of this Section 11.18, (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender or (i) in connection with the exercise of any remedy hereunder or under any other Loan Document.


     SECTION 1.6. Amendment to Other Agreements.

          (a)  Warrants and Warrant Agreement.

               (i) Clause (x) of the definition of the exercise price in each of the Warrants and the Warrant
               Agreement is hereby amended in its entirety to read as follows: "$4.875".

               (ii) Section 5 of the Warrant Agreement is hereby amended to delete the reference to "May 2, 2000" on the third line thereof and substitute therefor a reference to "March 31, 2000".

               (iii) The first sentence of the second paragraph on the reverse of each of the Warrants is hereby amended to delete the reference to "May 2, 2000" and substitute therefor a reference to "March 31, 2000".

          (b)  Equity Registration Rights Agreement.

               (i)  Section 2.1(a) of the Equity Registration
               Rights Agreement is hereby amended to delete the reference to "May 2, 2000" on

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               the second line thereof and substitute therefor a
               reference to "March 31, 2000".

               (ii) Section 2.1(b) of the Equity Registration Rights Agreement is hereby amended to (A) delete the reference to "180-day" on the seventh line thereof and substitute therefor a reference to "90-day," and (B) add the following sentence to the end of Section 2.1(b): "Each Holder's obligation set forth in this Section 2.1(b) is limited to the first Registration Statement filed by the Company pursuant to this Section 2.1."

               (iii) Section 2.1 (g) of the Equity Registration
               Rights Agreement is hereby amended in its entirety to read as follows:

          (g) The Company's obligations under this Section 2.1 are limited to two occasions only, unless the Company shall be eligible to file a registration statement on Form S-3 (or other comparable short form) under the Securities Act, in which event the Company's obligations under this Section 2.1 shall not be limited to any number of occasions in respect of such short-form registration statements.

               (iv)  Section 3.2 of the Equity Registration
               Rights Agreement is hereby amended to add the following at the end of the first sentence thereof: "; provided, however, that the indemnification obligation of each Holder pursuant to this Section 3.2 shall not exceed the net proceeds received by such Holder in the offering."


                                  ARTICLE II
                        REPRESENTATIONS AND WARRANTIES

     Section 2.1. The Borrower, the Parent Guarantor and the Guarantor jointly and severally represent and warrant to the Administrative Agent and the Lenders as follows:

     (a) No Conversion Default has occurred or is continuing or will occur upon the effectiveness of this Amendment and all conditions set forth in
          Section 2.2 of the Existing Agreement (without giving effect to the amendments herein) have been satisfied.

     (b) Each of this Amendment, the Amended and Restated Servicing Agreement and the Borrower's Amended and Restated Limited Liability Operating Agreement has been duly authorized, executed and delivered by each of the Borrower, the Guarantor and the Parent Guarantor to the extent a party thereto, and constitutes the legal, valid and binding obligation of each of the Borrower, the Guarantor and the Parent Guarantor, to the extent a party thereto, enforceable against each of them in accordance with its terms.

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     (c)  The Existing Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of each of the Borrower, the Guarantor and the Parent Guarantor, enforceable against each of them in accordance with its terms.

     (d) All contracts to purchase the Consumer Receivables have been entered into by and between the Parent Guarantor and the originating sellers thereof.

     (e) All funds for the purchases referred to in subsection (d) above were advanced to the originating sellers thereof by the Borrower directly, except with respect to (x) $214,591 of Consumer Receivables, and (y) a deposit to Commercial Financial Services in the amount of $1,705,000 in furtherance of the purchase of Consumer Receivables, in both of which instances such payments having been advanced by the Parent Guarantor on behalf of the Borrower and subsequently reimbursed to the Parent Guarantor by the Borrower.

     (f) The Parent Guarantor acted solely as the agent of the Borrower with respect to the Consumer Receivables, and the Parent Guarantor disclaims having had at any time legal title or beneficial ownership thereof.


                                  ARTICLE III
                           MISCELLANEOUS PROVISIONS

     SECTION 3.1. Amendment. This Amendment shall only be amended in the same manner as the Existing Agreement shall be amended.

     SECTION 3.2. Entire Agreement; Effect. This Amendment, together with the Existing Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements among the parties relating to the subject matter hereof. This Amendment does not alter, amend or waive any of the terms or provisions of the Existing Agreement except for those terms or provisions expressly amended hereby.

     SECTION 3.3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York to the same extent as the Existing Agreement shall be so governed.

     SECTION 3.4. Counterparts. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute but one and the same instrument.

     SECTION 3.5. Costs and Expenses. The Borrower hereby agrees to pay or reimburse the Administrative Agent and the Lenders, as provided in the Servicing Agreement, for all of their costs and expenses in connection with this transaction, including, without limitation, the fees and expenses of Weil, Gotshal & Manges LLP, counsel to Whippoorwill Associates, Inc.

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and its affiliates, incurred since January 1, 2000 in connection with their
Loans to the Borrower, and the fees and expenses of counsel to the Administrative Agent and the other Lenders in connection herewith. The Borrower may also pay the reasonable fees and expenses of its own counsel and counsel to the Parent Guarantor incurred in connection with this Amendment up to an aggregate amount of $30,000.


     SECTION 3.6. Conditions Precedent. This Amendment shall become effective as of March 1, 2000 (the "Effective Date"), the Bridge Loans shall be deemed converted to Term Loans as of such date and interest thereon shall be calculated at the Conversion Rate commencing as of such date, upon the satisfaction of the following conditions precedent:

     (a) Each of the Lenders, the Borrower, the Guarantor, the Parent Guarantor and the Administrative Agent shall have executed this Amendment;

     (b) An aggregate of 1,236,138 Warrants pursuant to the Warrant Agreement shall have been released from escrow dated as of the date of such release for the benefit of the holders of the Term Loans pursuant to the Escrow Agreement, which Escrow Agreement is hereby deemed amended to delete the reference in Section 2.1(a) thereof to "May 2, 2000" and substitute therefor the date hereof.

     (c) The Amended and Restated Limited Liability Company Agreement of the Borrower in the form of Exhibit A hereto shall have been executed and delivered by the parties thereto with a copy delivered to the Administrative Agent and the Lenders; and

     (d) The Amended and Restated Servicing Agreement shall have been executed and delivered by the parties thereto, with a copy delivered to the Administrative Agent and the Lenders.

     SECTION 3.7. Guarantee and Collateral Agreements. The Guarantor and the Parent Guarantor hereby consent to this Amendment and confirm that the Guarantee and Collateral Agreements shall remain in full force and effect after giving effect to this Amendment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Bridge
Loan Agreement to be duly executed by their respective officers as of the day and year first above written.

                                    CREDITRUST SPV99-2, LLC,
                                     as Borrower

                                    By:  /s/Joseph K. Rensin
                                         ------------------------
                                         Joseph K. Rensin
                                         President


                                    CRDT SPV99-2 CAPITAL, INC.,
                                     as Guarantor

                                    By:  /s/Joseph K. Rensin
                                         ------------------------
                                         Joseph K. Rensin
                                         Chairman and
                                         Chief Executive Officer


                                    CREDITRUST CORPORATION,
                                     as Parent Guarantor

                                    By:  /s/Joseph K. Rensin
                                         ------------------------
                                         Joseph K. Rensin
                                         Chairman and
                                         Chief Executive Officer


                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION, not in its individual capacity, but solely as Administrative Agent


                                    By:  _______________________________
                                         Corporate Trust Officer

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                                    GREYHOUND LINES, INC. AMALGAMATED COUNCIL
                                    RETIREMENT AND DISABILITY TRUST,
                                    By Bay Harbour Management, L.C., as Agent

                                    By:  _________________________________
                                         Name:
                                         Title:

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                              BAY HARBOUR 90-1, LTD.,
                              By Bay Harbour Management, L.C., as Agent

                              By:  _________________________________
                                   Name:
                                   Title:

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                              BAY HARBOUR PARTNERS, LTD.,
                              By Bay Harbour Management, L.C., as Agent

                              By:  __________________________________
                                   Name:
                                   Title:

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                              BAY HARBOUR 98-1, LTD.,
                              By Bay Harbour Management, L.C., as Agent

                              By:  _________________________________
                                   Name:
                                   Title:

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                              EVEREST CAPITAL MASTER FUND L.P.
                              By Everest Capital Ltd., as General Partner

                              By:  ________________________________
                                   Name:
                                   Title:

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                              QUANTUM EMERGING GROWTH
                              PARTNERS, C.V.
                              By Everest Capital Ltd., as Investment Advisor

                              By: ___________________________________
                                  Name:
                                  Title:

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                             U.S. BANCORP INVESTMENTS, INC.

                             By:  _____________________________
                                  Name:
                                  Title:

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                             PRESIDENT & FELLOWS OF HARVARD COLLEGE
                             By Whippoorwill Associates, Inc., as Agent

                             By:  ________________________________
                                  Name:
                                  Title:

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                             THE ROCKEFELLER FOUNDATION
                             By Whippoorwill Associates, Inc., as Agent

                             By:  _______________________________
                                  Name:
                                  Title:

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                             VEGA PARTNERS III, L.P.
                             By Whippoorwill Associates, Inc., as Agent

                             By:  _______________________________
                                  Name:
                                  Title:

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                             VEGA PARTNERS IV, L.P.
                             By Whippoorwill Associates, Inc., as Agent

                             By:  ________________________________
                                  Name:
                                  Title:

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                             VEGA OFFSHORE FUND LTD.
                             By Whippoorwill Associates, Inc., as Agent

                             By:  _______________________________
                                  Name:
                                  Title:

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                             WHIPPOORWILL PROFIT SHARING PLAN
                             By Whippoorwill Associates, Inc., as Agent

                             By:  __________________________________
                                  Name:
                                  Title:

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